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                                                                    Exhibit 10.7

                                 PROMISSORY NOTE
                                   (Due 2009)

$96,250,000.00                                                      May 28, 1999


     For value received, the undersigned, COSO ENERGY DEVELOPERS, a California general partnership (the "Guarantor"), by this promissory note promises to pay
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to the order of Caithness Coso Funding Corp., a Delaware corporation ("Funding
                                                                       -------
Corporation"), at the office of Funding Corporation, located at 1114 Avenue of
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the Americas, New York, New York 10036, in lawful currency of the United States of America and in immediately available funds, the principal amount of $96,250,000.00, or if less, the aggregate unpaid and outstanding principal amount of this Promissory Note advanced by Funding Corporation to the Guarantor pursuant to that certain Credit Agreement (the "Guarantor Credit Agreement"),
                                                --------------------------
dated as of May 28, 1999, by and among the Guarantor and Funding Corporation, and as the same may be amended from time to time, and all other amounts owed by the Guarantor to Funding Corporation hereunder.

     This is the Promissory Note entered into pursuant to the Guarantor Credit Agreement and is entitled to the benefits thereof and is subject to all terms, provisions and conditions thereof. Capitalized terms used and not defined herein shall have the meanings set forth in that certain Indenture, dated as of May 28, 1999 (the "Indenture"), by and between Funding Corporation, the
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Guarantor, Coso Finance Partners, a California general partnership, Coso Power
Developers, a California general partnership, and U.S. Bank Trust National Association, as trustee.

  Reference is hereby made to the Guarantor Credit Agreement, the Indenture and the Security Documents for the provisions, among others, with respect to the rights, duties and obligations of the Guarantor and the rights of the holder of this Promissory Note.

  The principal amount hereof is payable in accordance with the Guarantor Credit Agreement, and such principal amount may be prepaid solely in accordance with the Guarantor Credit Agreement.

  The Guarantor further agrees to pay, in lawful currency of the United States of America and in immediately available funds, interest from the date hereof on the unpaid and outstanding principal amount hereof until such unpaid and outstanding principal amount shall become due and payable (whether at stated maturity, by acceleration or otherwise) at the rates of interest and at the times set forth in the Guarantor Credit Agreement, and the Guarantor agrees to


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pay other fees and costs as stated in the Guarantor Credit Agreement.

     Upon the occurrence of any one or more Credit Agreement Events of Default (as defined in Section 5.1 of the Guarantor Credit Agreement), all amounts then remaining unpaid under this Promissory Note may become or be declared to be immediately due and payable as provided in the Guarantor Credit Agreement, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or notices or demands of any kind, all of which are expressly waived by the Guarantor.

     The obligations hereunder are subject to the limitations set forth in
Section 6.11 of the Guarantor Credit Agreement, the provisions of which are hereby incorporated by reference.

     This Promissory Note shall be construed and interpreted in accordance with and governed by the laws of the State of New York without regard to the conflicts of laws rules thereof other than Section 5-1401 of the New York General Obligations Law.

                              COSO ENERGY DEVELOPERS,
                              a California general partnership

                                      By:  New CHIP Company, LLC,
                                           a Delaware limited liability company,
                                           its Managing General Partner

                                           By:  /s/ Christopher T. McCallion
                                                ----------------------------
                                                Christopher T. McCallion
                                                Executive Vice President

                                      By:  Caithness Coso Holdings, LLC,
                                           a Delaware limited liability company,
                                           its General Partner

                                           By:   /s/ Christopher T. McCallion
                                                 ----------------------------
                                                 Christopher T. McCallion
                                                 Executive Vice President

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